SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only (as permitted by
[_] Definitive Additional Materials           Rule 14a-6(e)(2))
[_] Soliciting Material Pursuant to
    (Sec.)240.14a-11(c) or (Sec.)240.14a-12

                          ALTERMAN INVESTMENT FUND, INC
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No Filing Fee Required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:
      2)   Form, Schedule or Registration Statement No.:
      3)   Filing Party:
      4)   Date Filed:

                         ALTERMAN INVESTMENT FUND, INC.
                              182 HILDERBRAND DRIVE
                                    SUITE 102
                             ATLANTA, GEORGIA 30328

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 11, 1998

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alterman Investment Fund, Inc., a Delaware corporation (the "Company"), will be held August 11, 1998, at 11:00 a.m., at the principal offices of the Company at 182 Hilderbrand Drive, Suite 102, Atlanta, Georgia 30328, for the following purposes:

         A. Election of five (5) directors to hold office until the next annual meeting of stockholders and until their successors shall be elected and shall qualify, as shown in the enclosed Proxy Statement.

         B. To ratify or reject the selection by the Board of Directors of Birnbrey, Minsk & Minsk LLC as auditors of the Company for fiscal 1999.

         C. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Only Common Stockholders of record on the books of the Company at the close of business on July 3, 1998, will be entitled to vote at the meeting.

         We hope you will be able to attend the meeting in person, but if you cannot be present, it is important that you complete, sign, and promptly return the enclosed proxy in order that your vote may be cast at the meeting.

                                           MAX ALTERMAN
                                           President


DATED:  July 8, 1998

Enclosures:

         A copy of the Annual Report of Alterman Investment Fund, Inc. for the fiscal year ended April 30, 1998, containing financial statements, is enclosed herewith.





548839.3

                         ALTERMAN INVESTMENT FUND, INC.
                              182 HILDERBRAND DRIVE
                                    SUITE 102
                             ATLANTA, GEORGIA 30328

                       1998 ANNUAL MEETING OF STOCKHOLDERS

                                 PROXY STATEMENT



         The following information is furnished in connection with the solicitation of proxies for the 1998 Annual Meeting of Stockholders of Alterman Investment Fund, Inc. (hereinafter called the "Company").
         A form of proxy for use at the meeting is enclosed. Any stockholder who executes and delivers a proxy has the right to revoke the same at any time before it is voted. The solicitation of proxies is made by and on behalf of the management of the Company.
         The cost of solicitation of proxies will be borne by the Company. The Company will authorize banks, brokerage houses and other custodians, nominees or fiduciaries to forward copies of proxy material to the beneficial owners of shares or to request authority for the execution of the proxies and will reimburse such banks, brokerage houses and other custodians, nominees or fiduciaries for their out-of-pocket expenses incurred in connection therewith. This Proxy Statement and form of proxy were first mailed to stockholders on or about July 8, 1998.
         As of July 3, 1998, the record date, there were outstanding 787,769 shares of the Company's Common Stock, $2.50 par value. The holders of Common Stock vote as a single class and are entitled to one vote per share, noncumulative.
         The following table sets forth certain information concerning each person known to the Company to be a beneficial owner of more than five (5%) percent of the outstanding shares of Common Stock of the Company as of July 3, 1998.

548839.4

Name and Address                      Amount of Beneficial
of Beneficial Owner                    Ownership (a)(b)         Percent of Class
___________________                   ____________________      ________________

Rosalie Alterman
182 Hilderbrand Drive, Suite 102
Atlanta, GA  30327                          150,335                  19.1%

Estate of Sam P. Alterman
182 Hilderbrand Drive, Suite 102
Atlanta, GA  30328                          115,420                  14.7%

Estate of David Alterman
182 Hilderbrand Drive, Suite 102
Atlanta, GA  30328                           50,533                   6.4%

Estate of Malcolm Alterman
182 Hilderbrand Drive, Suite 102
Atlanta, GA  30328                           64,696                   8.2%

Paul Alterman
182 Hilderbrand Drive, Suite 102
Atlanta, GA  30328                          131,736                  16.7%

Daniel Alterman
182 Hilderbrand Drive, Suite 102
Atlanta, GA  30328                           49,200                   6.3%

Laura A. Cox
5255 W. Bank Drive
Marietta, GA  30068                          56,577                   7.2%

Paula A. Kaplan
2746 Ridgewood Road, N.W.
Atlanta, GA  30327                           83,878                  10.6%

Joanne A. Singer
2793 Ridge Valley Road, N.W.
Atlanta, GA  30327                           76,098                   9.6%



     (a) Includes the beneficial ownership of shares of Common Stock held by the named individuals and their spouse or widow individually or as custodian or trustee as follows: Estate of Sam P. Alterman - 1,890 shares by estate of deceased spouse disclaimed by the estate of Sam P. Alterman, 69,402 shares held by Alterman Real Estate, Ltd., a Georgia limited partnership of which Alterman Real Estate Corp. and Paul Alterman are the sole general partners and the estate of the deceased spouse of Sam P. Alterman is the sole limited partner and 40,000 shares held by the Sam P. Alterman Family Foundation, Inc., a non-profit corporation of which Paul Alterman, Laura A. Cox and Daniel Alterman are three of five trustees; Estate of David Alterman 1,105 shares by widow and 49,428 shares held under two marital trusts under the will of David Alterman, in the amount of 11,894 shares and 37,534 shares, respectively; Estate of Malcolm
Alterman - includes 20,300 shares held by the Malcolm Alterman Limited Partnership; Paul Alterman - 69,402 shares held by Alterman Real Estate, Ltd., 40,000 shares held by the Sam P. Alterman Family Foundation, Inc., 11,955 shares held as custodian for two minor children, and 100 shares held by his wife; Daniel Alterman - 40,000 shares held by the Sam P. Alterman Family Foundation, of which he is one of

548839.4
                                        2
         five trustees; Laura Alterman Cox - 40,000 shares held by the Sam P. Alterman Family Foundation, of which she is one of five trustees, and 6,977 shares held as custodian for two minor children; Paula A. Kaplan
         - 12,300 held by her husband, and 12,853 shares held as co-trustee of two trusts established under the will of Esther Alterman; and Joanne A. Singer -1,120 shares held by husband and 12,853 shares held as co-trustee of two trusts established under the will of Esther Alterman.

(b) Shares which are beneficially owned by the emancipated decendants of the named individuals are not included in the table. Each of the named individuals disclaims the beneficial ownership of shares held by their emancipated descendants and the wives of their emancipated descendants.

         As stated in the Notice of Annual Meeting of Stockholders, attached hereto, only holders of Common Stock of record on the close of business on July 3, 1998 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer book will not be closed.

                              ELECTION OF DIRECTORS

         Five directors are to be elected. The proxyholders intend to vote for the five persons named below as directors for a one-year term of office.

         Management recommends that the five nominees named below be elected to the Board of Directors for one-year terms of office. The five nominees have consented to being named in the proxy statement and to serve if elected. Unless otherwise directed in the proxy form, the proxyholders intend to vote in favor of electing the five nominees as directors for one-year terms of office and until their respective successors are elected and shall qualify.

         Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

548839.4
                                        3

         The current members of the Board of Directors, who own of record and beneficially approximately 18% of the voting securities of the Company, have informed the Company that they intend to vote for the election of the five nominees named below.

         The name and age of each nominee, the term of office for which he is proposed to be elected, his principal occupation, the period during which he has served as a director, the number of shares of Company Common Stock beneficially owned directly or indirectly by each nominee as of the close of business on July 3, 1998, and the percentage of outstanding shares of the Company's Common Stock such ownership represented at July 3, 1998 (according to information received by the Company) are as set out below.

                                                                                             SHARES OF
                                                                                               COMMON
                                                                                               STOCK
                                                                                            BENEFICIALLY     PERCENT
                                                                                            OWNED AS OF      OF OUT-
                            PRINCIPAL                                  DIRECTOR    TERM       JULY 3,        STANDING
NAME                        OCCUPATION                           AGE     SINCE    EXPIRES     1998(1)         SHARES
-----                       ----------                           ---    -------   -------     -------         ------

------------------------------------------------------------------------------------------------------------------------
Perry Alterman *            General Manager, Cumberland           61     1991      1998      15,900(2)         2.0(2)
                            Real Estate (family real estate
                            holdings)

------------------------------------------------------------------------------------------------------------------------
Daniel Alterman*(3)         Partner, Alterman Real Estate,        44     1998      1998        49,200          6.3
                            Ltd.


------------------------------------------------------------------------------------------------------------------------
Kusiel Kaplan*(3)           General Manager, Alterman             79     1998      1998        71,025          9.0
                            Enterprises, Ltd.


------------------------------------------------------------------------------------------------------------------------
Stanley Friedman(3)         Management of personal                67     1998      1998       7,000(2)         0.8
                            investments

------------------------------------------------------------------------------------------------------------------------
Joel J. Fryer               Judge, Superior Court of Fulton       69     1980      1998         None            0
                            County, Georgia

------------------------------------------------------------------------------------------------------------------------
All Officers and Directors                                                                   165,688(2)       21.0(2)
as a Group (7 persons)
------------------------------------------------------------------------------------------------------------------------

* The named individual is an "interested person" as defined in the Investment Company Act of 1940 due to the extent of such person's holdings of Company Common Stock and/or position as an officer of the Company.



548839.4
                                        4

(1) Includes the beneficial ownership of shares of Common Stock held by the named individuals and their wives individually or as custodian for their minor children as follows: 1,300 shares held by Perry Alterman as custodian for minor children. Includes 6,500 shares held by Perry Alterman as custodian for a sibling. As to Daniel Alterman, includes 40,000 shares held by the Sam P. Alterman Family Foundation of which he is one of five trustees. As to Kusiel Kaplan, includes 58,725 shares held by wife.

 (2) Shares which are beneficially owned by the emancipated decendants of Perry Alterman and Daniel Alterman and by or for the benefit of such emancipated decendants are not included in the table. Messrs. Perry and Daniel Alterman disclaim the beneficial ownership of the shares held by their brothers and their brothers' wives, emancipated decendants and by or for the benefit of their and their brothers' emancipated decendants. As to Mr. Friedman, includes 6,000 shares held in two corporations controlled by Mr. Friedman.

  (3) Upon the resignation of Paul Alterman from the board of directors on November 20, 1997, the board of directors elected Daniel Alterman to fill the remaining term of the position left vacant by such resignation. Effective March 17, 1998 the Board of Directors elected Kusiel Kaplan to serve as a director of the Company to fill the remaining term of the vacancy created by the death of Malcolm Alterman (who had served as a director since 1986) and elected Stanley Friedman to serve as a director to fill the remaining term of the vacancy created by the death of Al Garber (who had served as a director since
          1980).


         C.H. Shepherd, 80, has been Controller of the Company since May 27, 1982 and Secretary of the Company since August 19, 1980 and will continue to serve as Controller and Secretary until his successor is elected and qualifies.

          The  Company  has  no  standing  audit,   nominating  or  compensation
committees.

          During fiscal 1998, a total of four meetings of the Company's Board of Directors were held. No director participated in fewer than 75% of the total number of Board meetings.

          During the past five years, the current directors of the Company have been engaged in the principal occupation shown in the table above. Perry Alterman and Daniel Alterman are cousins. Mr. Kaplan is the husband of Paula Alterman Kaplan, an owner of approximately 10.6% of the outstanding Common Stock of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Based upon a review of Forms 3, 4 or 5, or written statements representing that no Form 5 was required, furnished to the Company by the Company's directors, officers subject to the provisions of

548839.4
                                        5

Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and persons holding ten percent (10%) or more of the outstanding Common Stock of the Company, the Company believes that all filing requirements of such persons under Section 16 of the Exchange Act during the fiscal year ended April 30, 1998 have been satisfied except that Daniel Alterman filed one late Form 3.

                              INVESTMENT ADVISER'S
                        AGREEMENT WITH TRUST COMPANY BANK

         On August 19, 1980, the stockholders approved the Investment Adviser's Agreement (the "Adviser's Agreement") between the Company and SunTrust Bank, formerly known as Trust Company Bank ("Adviser").

         Adviser does not serve as investment adviser for any other "investment companies" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), but is responsible for the management of investments of many private investment portfolios. None of the nominees to the Board of Directors or present officers of the Company are officers, employees, or directors of Adviser.

         Under the Adviser's Agreement, Adviser furnishes the Company investment advice with respect to the investment and reinvestment of the assets comprising the Company's investment portfolio. The Adviser's Agreement further provides that Adviser, as agent and attorney-in-fact with respect to the Company's investment portfolio, may, when it deems appropriate, without prior consultation with the Company and at the risk of the Company, buy, sell, exchange, convert or otherwise trade in, retain or reinvest in securities and other investments, place orders for the execution of such investment transactions with or through such brokers, dealers, issuers or other persons as the Adviser may select, and take any action or non-action that the Adviser reasonably deems appropriate. All services provided the Company pursuant to the Adviser's Agreement are furnished by Adviser.

548839.4
                                        6

         Under the Adviser's Agreement, the Company is required to pay Adviser for its services furnished under the Adviser's Agreement, within fifteen days after the close of each calendar month, an amount equal to one-twelfth (1/12) of
 .1125% of the market value of the Company's portfolio securities at the close of each preceding calendar month. In addition, the Company has agreed to indemnify Adviser in the absence of willful misfeasance, bad faith or gross negligence. During fiscal 1998, the Company paid advisory fees aggregating $24,924 to Adviser pursuant to the Adviser's Agreement.

         In order to avoid any potential conflict of interest in connection with the rendering of investment advice and the execution of investment transactions, no investment transactions are made through the Bond Department of Adviser.

         The Adviser's Agreement was entered into and became effective on August 20, 1980 and provides that it shall remain in effect for two years from such date, and from year to year thereafter so long as continuance is specifically approved at least annually by the Board of Directors of the Company or by vote of the holders of a majority of the voting securities of the Company. In addition, under the provisions of the Adviser's Agreement and of the Investment Company Act the Adviser's Agreement may not be extended unless such extension is approved annually by a majority of the directors of the Company who are not parties to the contract or "interested persons" of any such party at a meeting called for the purpose of considering approval of the Adviser's Agreement. On May 27, 1982 the Board of Directors of the Company unanimously approved an extension of the Adviser's Agreement through August 20, 1983, and a one-year extension was unanimously approved in each subsequent year. On May 1, 1998, the Board of Directors of the Company unanimously approved an extension of the Adviser's Agreement through August 20, 1999.

548839.4
                                        7

         The Adviser's Agreement further provides that each party has the right to terminate the Adviser's Agreement without penalty upon sixty (60) days written notice to the other party, and that the Adviser's Agreement will automatically terminate in the event of its "assignment" as that term is defined under the Investment Company Act, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the Investment Company Act in which event the Adviser's Agreement shall remain in full force and effect.

         The address of Adviser, a bank organized under the laws of the State of Georgia and a member of the Federal Reserve System, is One Park Place, N.E., Atlanta, Georgia 30303.

         SunTrust of Georgia, a bank holding company, owns 100% of the outstanding stock of Adviser. The address of SunTrust of Georgia is One Park Place, Atlanta, Georgia 30303.

         The following table sets forth certain information concerning the directors of Adviser:


                                Position
                                With            Position
                                SunTrust        With
Name                            Bank            Registrant    Principal Occupation          Address
____                            ________        __________    ____________________          _______

--------------------------------------------------------------------------------------------------------------------------------

Mary B. Bullock                 Director        None          President, Agnes Scott        Agnes Scott College
                                                              College                       141 East College Ave.
                                                                                            Decatur, GA  30030

--------------------------------------------------------------------------------------------------------------------------------
William M. Chace                Director        None          President, Emory              Emory University
                                                              University                    Atlanta, GA  30322

--------------------------------------------------------------------------------------------------------------------------------
Gaylord O. Coan                 Director        None          Chief Executive               Gold Kist, Inc.
                                                              Officer, Gold Kist, Inc.      P.O. Box 2210
                                                                                            Atlanta, GA  30301

--------------------------------------------------------------------------------------------------------------------------------
A.D. Correll                    Director        None          Chairman, Chief               Georgia-Pacific Corporation
                                                              Executive Officer,            P.O. Box 105605
                                                              Georgia-Pacific               Atlantak, GA  30348
                                                              Corporation

--------------------------------------------------------------------------------------------------------------------------------
R.W. Courts, II                 Director        None          President, Atlantic           Atlantic Realty Company
                                                              Realty Company                50 Hurt Plaza
                                                                                            Atlanta, GA  30303



548839.4
                                        8



--------------------------------------------------------------------------------------------------------------------------------
A.W. Dahlberg                   Director        None          Chairman, President,          The Southern Company
                                                              and Chief Executive           270 Peachtree St., NE
                                                              Officer, The Southern         Suite 2200
                                                              Company                       Atlanta, GA  30303

--------------------------------------------------------------------------------------------------------------------------------
Larry L. Gellerstedt, III       Director        None          President, and Chief          American Business Products,
                                                              Executive Officer,            Inc.
                                                              American Business             P.O. Box 105684
                                                              Products, Inc.                Atlanta, GA  30348

--------------------------------------------------------------------------------------------------------------------------------
John T. Glover                  Director        None          President, Post               Post Properties, Inc.
                                                              Properties, Inc.              3350 Cumberland Circle
                                                                                            Suite 2200
                                                                                            Atlanta, GA  30339

--------------------------------------------------------------------------------------------------------------------------------
L. Phillip Humann               Director        None          President, SunTrust           SunTrust Banks, Inc.
                                                              Banks, Inc.                   P.O. Box 4418
                                                                                            Atlanta, GA  30302

--------------------------------------------------------------------------------------------------------------------------------
William B. Johnson              Director        None          Chairman of the Board,        W.B. Johnson Properties,
                                                              and President, W.B.           L.L.C.
                                                              Johnson Properties,           3424 Peachtree Road, N.E.,
                                                              L.L.C.                        Suite 2075
                                                                                            Atlanta, GA  30326

--------------------------------------------------------------------------------------------------------------------------------
M. Douglas Ivester              Director        None          Chairman of the Board         The Coca-Cola Company
                                                              and Chief Executive           P.O. Drawer 1734
                                                              Officer, The Coca-Cola        Atlanta, GA  30301
                                                              Company

--------------------------------------------------------------------------------------------------------------------------------
J. Hicks Lanier                 Director        None          Chairman of the Board         Oxford Industries, Inc.
                                                              and President, Oxford         222 Piedmont Avenue, N.E.
                                                              Industries, Inc.              Atlanta, Georgia

--------------------------------------------------------------------------------------------------------------------------------
J.L. Lanier, Jr.                Director        None          Chairman of the Board,        Dan River, Inc.
                                                              Dan River, Inc.               P.O. Box 261
                                                                                            Danville, VA  24543

--------------------------------------------------------------------------------------------------------------------------------
Robert R. Long                  Chairman        None          President, SunTrust           SunTrust Bank, Atlanta
                                and                           Bank, Atlanta                 P.O. Box 4418
                                President                                                   Atlanta, GA  30302

--------------------------------------------------------------------------------------------------------------------------------
Dennis M. Love                  Director        None          President and Chief           Printpack, Inc.
                                                              Executive Officer,            P.O. Box 43687
                                                              Printpack, Inc.               Atlanta, GA  30378

--------------------------------------------------------------------------------------------------------------------------------
Charles H. McTier               Director        None          President, Robert             Robert Woodruff Foundation
                                                              Woodruff Foundation           50 Hurt Plaza
                                                                                            Suite 1200
                                                                                            Atlanta, GA  30301

--------------------------------------------------------------------------------------------------------------------------------
Larry L. Prince                 Director        None          Chairman of the Board,        Genuine Parts Company
                                                              Genuine Parts Company         2999 Circle 75 Parkway
                                                                                            Atlanta, GA  30339

--------------------------------------------------------------------------------------------------------------------------------
R. Randall Rollins              Director        None          Chairman of the Board,        Rollins, Inc.
                                                              Rollins, Inc.                 P.O. Box 647
                                                                                            Atlanta, GA  30301
================================================================================================================================

548839.4
                                        9

Portfolio Transactions and Brokerage
____________________________________

         The Adviser's Agreement provides that Adviser will recommend and implement investment decisions for the Company. Subject to the written direction of the Directors and President of the Company, Adviser will select the brokerage firms which effect securities transactions for the Company. The Company paid no commissions during its last fiscal year.

         The Adviser's Agreement provides that in placing orders for the execution of portfolio transactions for the Company, Adviser may allocate such transactions to such brokers and dealers for execution on such markets, at such prices and at such commission rates as in the good faith judgment of Adviser will be in the best interests of the Company. Adviser may take into consideration in the selection of brokers and dealers not only available prices and rates of brokerage commissions but also other relevant factors (including execution capabilities, research and other services such as account evaluation, analysis and reporting and market information services), which are expected to enhance the general portfolio management capabilities of the Adviser. Accordingly, transactions in securities may be effected on behalf of the Company with brokers and dealers at prices and rates of commissions that may be in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage, research or other services provided by the executing broker. Moreover, research services furnished by brokers through whom securities transactions are effected on behalf of the Company may be used by Adviser in servicing all of its accounts generally, and not all of such services may be used by the Adviser in connection with the Company. While there will be no agreement or formula for the allocation of brokerage business on the basis of such factors, all else being equal, the Board of Directors has designated certain brokers which have in the past provided brokerage and other services to the Company as brokers to be selected in future investment transactions.

548839.4
                                       10

         Adviser performs various trust and investment advisory services for various other clients. Under the Adviser's Agreement, Adviser may give advice and take action with respect to any of its other clients, which may differ from advice given or the timing or nature of action taken with respect to the Company, so long as it is the policy of the Adviser, to the extent practical, to allocate investment opportunities to the Company over a period of time on a fair and equitable basis relative to other clients.

         In addition, Adviser has no obligation to purchase or sell, or to recommend for purchase or sale, for the Company, any security or other investment which Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other clients, if in the opinion of Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Company.

                             EXECUTIVE COMPENSATION

     During the fiscal year ended April 30, 1998 no executive officer received from the Company aggregate remuneration in excess of $60,000. Messrs. Max Alterman, Malcolm Alterman, Paul Alterman, Perry Alterman, Daniel Alterman and Kusiel Kaplan received no remuneration from the Company during their respective tenure as directors or officers. Mr. Fryer received $6,400, Mr. Garber received $3,700 prior to his death in December, 1997, Mr. Friedman received $750 since becoming a director in March, 1998 and Mr. C. H. Shepherd, who is an officer but not a director of the Company, received no remuneration as an officer. Mr. Shepherd receives $1,510 per month in exchange for certain bookkeeping and related regulatory compliance services rendered to the Company. Directors who are not "interested persons" of the Company, as defined in the Investment Company Act, receive $500 per month plus $200 per directors meeting attended in person.

548839.4
                                       11

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The independent certified public accountants selected by the Directors and ratified by the stockholders of the Company to audit the financial and accounting matters of the Company for fiscal 1998 was Birnbrey, Minsk & Minsk LLC. Pursuant to the Investment Company Act, a majority of the entire Board of Directors of the Company, including a majority of those members of the Board of Directors of the Company who are not officers or employees or investment advisors or interested persons of the investment advisor of the Company, selected Birnbrey, Minsk & Minsk LLC as the Company's independent public accountant for fiscal year 1999 subject to termination without penalty upon the vote of a majority of the outstanding voting securities of the Company at a meeting called for such purpose. The selection of Birnbrey, Minsk & Minsk LLC as the Company's independent public accountant for fiscal year 1999 will be submitted for ratification or rejection by the holders of a majority of the shares voted at the meeting. The proxyholders named in the accompanying form of proxy intend to vote "FOR" ratification of Birnbrey, Minsk & Minsk LLC as the independent auditors of the Company for fiscal 1999 unless contrary action is specified by the stockholders in the space provided in the form of proxy.

         The Company expects that representatives of Birnbrey, Minsk & Minsk LLC will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and that they will be available to respond to appropriate questions.

         The members of the current Board of Directors, who own of record approximately 18% of the voting securities of the Company, have informed the Company that they intend to vote for ratification of the selection of Birnbrey, Minsk & Minsk LLC as auditors of the Company for fiscal 1999.

548839.4
                                       12

                              STOCKHOLDER PROPOSALS

         Appropriate proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders must be received by the Company by March 16, 1999 for inclusion in its proxy statement and form of proxy relating to that meeting. If the date of the next annual meeting is advanced by more than 30 calendar days or delayed by more than 90 calendar days from the date of the annual meeting to which the proxy statement relates, the Company shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED.


548839.4
                                       13

                                     ANNEX

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                         ALTERMAN INVESTMENT FUND, INC.

         The undersigned stockholder(s) of Alterman Investment Fund, Inc. a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 8, 1998, and hereby appoints Perry Alterman and Daniel Alterman, and either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of Alterman Investment Fund, Inc. to be held on August 11, 1998 at 11:00 a.m., local time, at 182 Hilderbrand Drive, Suite 102, Atlanta, Georgia 30328 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.

         This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned stockholder. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2, and as proxies deem advisable on such other matters as may come before the meeting.

                           (Continued on reverse side)

                           PLEASE DATE, SIGN AND MAIL
                         YOUR PROXY CARD BACK AS SOON AS
                                    POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                         ALTERMAN INVESTMENT FUND, INC.

                                 AUGUST 11, 1998












/  X  /   Please mark your
          votes as in this
          example.


                    FOR all nominees    WITHHOLD
                    listed to right     authority to
                    (except as marked   vote for all
                    to the contrary     nominees listed
                    below)              at right

                                                                                                               FOR  AGAINST  ABSTAIN

1. To elect the         /    /             /   /          Nominees: Perry Alterman   2. To approve             /  /   /  /    /  /
   nominees listed                                                  Daniel Alterman     ratification
   at right to                                                      Kuisiel Kaplan      of the selection
   serve as                                                         Stanley Friedman    of Birnbey, Minsk
   directors of                                                     Joel J. Fryer       & Minsk as auditors
   The Alterman                                                                         of Alterman Investment
   Investment Fund,                                                                     Funds, Inc. for fiscal
   Inc. for the                                                                         1999,  subject to
   ensuing year.                                                                        termination without
                                                                                        penalty upon vote of a
                                                                                        majority of the
                                                                                        outstanding voting
                                                                                        securities of Alterman
                                                                                        Investment Fund, Inc.
Instruction:  To withhold authority to vote for any individual nominee,              3. In their discretion, upon such other matters
mark "FOR" hereon, and write that nominee's name in the space below.                    which may properly come before the meeting
                                                                                        or any adjournment or adjournments thereof.

______________________________                                                         PLEASE COMPLETE, DATE, SIGN AND RETURN THIS
                                                                                       PROXY PROMPTLY.

Signature ____________________          ______________________________                     Dated:  ________________________, 1998
                                        Signature, if held jointly                                 (Please date this Proxy)


NOTE:     (This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both should sign.)
